UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 1, 2010

Morgan Stanley Smith Barney Spectrum Strategic L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26280	13-3782225
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Demeter Management LLC, 522 Fifth Avenue, 13th Floor, New York, NY 10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 296-1999

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 1, 2010 the Registrant, Demeter Management LLC, the general partner of the Registrant (the “General Partner”) and DKR Fusion Management L.P. (the “Trading Advisor”) entered into a management agreement (the “Management Agreement”) pursuant to which, effective March 1, 2010, the Trading Advisor will serve as a trading advisor of the Registrant and will trade its allocated portion of the Registrant’s net assets pursuant to the Trading Advisor’s Quantitative Strategies 2X trading program.

A copy of the Management Agreement is filed herewith as Exhibit 10.05, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

    (d)  Exhibits.

Exhibit              Exhibit Description

10.05   Management Agreement by and among the Registrant, the General Partner and the Trading Advisor dated as of March 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY SMITH BARNEY SPECTRUM STRATEGIC L.P.

Date: March 5, 2010	By:	Demeter Management LLC
as General Partner

/s/ Walter Davis
	Name:	Walter Davis
	Title:	President